UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

SCHEDULE 14A

(Rule 14a-101)

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

Filed by the Registrant  ☒                             Filed by a Party other than the Registrant  ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material Pursuant to Rule 14a-11(c) and Rule 14a-12

ACADIA HEALTHCARE COMPANY, INC.

(Name of Registrant as Specified in its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

	(1)	Title of each class of securities to which transaction applies:
	(2)	Aggregate number of securities to which transaction applies:
	(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
	(4)	Proposed maximum aggregate value of transaction:
	(5)	Total fee paid:

☐	Fee paid previously with preliminary materials.

☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

	(1)	Amount previously paid:
	(2)	Form, Schedule or Registration Statement No.:
	(3)	Filing party:
	(4)	Date filed:

*** Exercise Your Right to Vote *** Important Notice Regarding the Availability of Proxy Materials for the
Stockholder Meeting to Be Held on May 25, 2017

Meeting Information
ACADIA HEALTHCARE COMPANY, INC.	Meeting Type: Annual Meeting
For holders as of: March 30, 2017
	Date: May 25, 2017	Time: 9:30 AM CDT
Location: Acadia Healthcare Company, Inc.
6100 Tower Circle, Suite 1000
Franklin, Tennessee 37067

You are receiving this communication because you hold shares in the above named company.

This is not a ballot. You cannot use this notice to vote these shares. This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. You may view the proxy materials online at www.proxyvote.com or easily request a paper copy (see reverse side).

We encourage you to access and review all of the important information contained in the proxy materials before voting.

See the reverse side of this notice to obtain proxy materials and voting instructions.

Broadridge Internal Use Only Job # Envelope # Sequence # # of # Sequence #

—  Before You Vote  —

How to Access the Proxy Materials

Proxy Materials Available to VIEW or RECEIVE:

  1.  Notice & Proxy Statement        2.  Annual Report

  How to View Online:

Have the information that is printed in the box marked by the arrow (located on the following page) and visit: www.proxyvote.com.

  How to Request and Receive a PAPER or E-MAIL Copy:

If you want to receive a paper or e-mail copy of these documents, you must request one. There is NO charge for requesting a copy. Please choose one of the following methods to make your request:

                                 1) BY INTERNET:         www.proxyvote.com

                                 2) BY TELEPHONE:     1-800-579-1639

                                 3) BY E-MAIL*:             sendmaterial@proxyvote.com

*     If requesting materials by e-mail, please send a blank e-mail with the information that is printed in the box marked by the arrow (located on the following page) in the subject line.

Requests, instructions and other inquiries sent to this e-mail address will NOT be forwarded to your investment advisor. Please make the request as instructed above on or before May 11, 2017 to facilitate timely delivery.

— How To Vote — Please Choose One of the Following Voting Methods

Vote In Person: Many stockholder meetings have attendance requirements including, but not limited to, the possession of an attendance ticket issued by the entity holding the meeting. Please check the meeting materials for any special requirements for meeting attendance. At the meeting, you will need to request a ballot to vote these shares.

Vote By Internet: To vote now by Internet, go to www.proxyvote.com. Have the information that is printed in the box marked by the arrow available and follow the instructions.

Vote By Mail: You can vote by mail by requesting a paper copy of the materials, which will include a proxy card.	Internal Use Only

Voting items

The Board of Directors recommends you vote
FOR the following:
1.	Election of Directors
Nominees
01	Christopher R. Gordon 02 Wade D. Miquelon 03 William M. Petrie, M.D.
The Board of Directors recommends you vote FOR proposals 2, 3 and 4.
2	Approve an amendment to the Company’s Amended and Restated Certificate of Incorporation to adopt a majority voting standard in uncontested director elections.
3	Advisory vote on the compensation of the Company’s named executive officers as presented in the Proxy Statement.
4	Ratify the appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2017.
The Board of Directors recommends you vote AGAINST proposal 5.
5	Consider and act on a stockholder proposal relating to sustainability reporting.
NOTE: In their discretion, the proxies are authorized to vote upon such other business as may properly come before the meeting or any adjournment thereof.

Broadridge Internal Use Only xxxxxxxxxx xxxxxxxxxx Cusip Job # Envelope # Sequence # # of # Sequence #

Reserved for Broadridge Internal Control Information

NAME

THE COMPANY NAME INC. - COMMON	123,456,789,012.12345
THE COMPANY NAME INC. - CLASS A	123,456,789,012.12345
THE COMPANY NAME INC. - CLASS B	123,456,789,012.12345
THE COMPANY NAME INC. - CLASS C	123,456,789,012.12345
THE COMPANY NAME INC. - CLASS D	123,456,789,012.12345
THE COMPANY NAME INC. - CLASS E	123,456,789,012.12345
THE COMPANY NAME INC. - CLASS F	123,456,789,012.12345
THE COMPANY NAME INC. - 401 K	123,456,789,012.12345

Broadridge Internal Use Only
THIS SPACE RESERVED FOR SIGNATURES IF APPLICABLE	Job # Envelope # Sequence # # of # Sequence #